United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 12, 2003 Date of Report (Date of earliest event reported)	1-14355 Commission File Number

24/7 REAL MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3995672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1250 Broadway New York, New York
(Address of Principal Executive Offices)

10001
(Zip Code)
(212) 231-7100
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

99.1                               Press Release of 24/7 Real Media, Inc., dated August 12, 2003, entitled “24/7 Real Media Continues Strong Revenue Growth In Second Quarter — Approaches BreakEven.”

Item 9.   Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12 — Results of Operations and Financial Condition,” is instead furnished under “Item 9 — Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 12, 2003 24/7 Real Media, Inc. (the “Company”) issued a press release announcing its results of operations for the three months ended June 30, 2003.  The press release contained the Company’s guidance to investors of projected revenue and loss per share for its third fiscal quarter ending September 30, 2003 and for its fourth fiscal quarter ended December 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

24/7 REAL MEDIA, INC.

Date: August 12, 2003	By:	/s/ Mark E. Moran
Name: Mark E. Moran
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number                     Description

99.1                                                                            Press release issued by 24/7 Real Media, Inc., dated August 12, 2003, entitled “24/7 Real Media Continues Strong Revenue Growth In Second Quarter — Approaches BreakEven.”